                                                                     EXHIBIT (2)



                            VOTING TRUST AGREEMENT

        THIS AGREEMENT executed this 15th day of January l997 effective as of the 1st day of February 1997 (hereinafter referred to as the "Effective Date"), by and between those holders of Common Shares of SIFCO Industries, Inc. who sign this Agreement (hereinafter sometimes collectively called the "Signing Shareholders" and individually called "Signing Shareholder"), and JANICE CARLSON and CHARLES H. SMITH, III, as Trustees and their successors in trust (said named Trustees and their successors being hereinafter called the "Trustees");


                                WITNESSES THAT:
                                ---------------

        WHEREAS, each Signing Shareholder represents that he (the masculine pronoun wherever used in this Agreement being intended to include the feminine) owns the number of Common Shares of the Company set opposite his signature below and deems it to be in his best interest to renew, continue and extend the Voting Trust Agreement in effect with respect to his shares of the Company and maintain on deposit hereunder the certificates evidencing his ownership of said shares in order to continue the stability of management of the Company which the Signing Shareholders believe should be continued for the benefit and protection of the Company and its present and future shareholders;

        NOW, THEREFORE, the Signing Shareholders hereof agree each with the others, and each for himself and his heirs, administrators, successors and assigns as follows:

        1. DEPOSIT OF SHARE CERTIFICATES. As with the Voting Trust Agreements in the past, each Signing Shareholder will continue to have their Common Shares of the Company on deposit with the Trustees a certificate or certificates (hereinafter called "share certificates") for the number of Common Shares of the Company set opposite his signature below, so endorsed or accompanied by such instrument or instruments of transfer as to maintain ownership of said shares in the


                                     1 of 2l

Trustees; and shall likewise deposit hereunder each and every share certificate for Common Shares of the Company which he may hereafter acquire.

        2. DELIVERY OF TRUST CERTIFICATES. The Trustees have heretofore, and from time to time in the future, upon the deposit with the Trustees by a Signing Shareholder of new share certificates acquired by him, and upon his payment of any and all transfer taxes required in connection therewith, the Trustees will deliver, or cause to be delivered, to such Signing Shareholder voting trust certificates (hereinafter called "Trust Certificates") for the number of Common Shares so deposited in substantially the form shown in Exhibit A, attached hereto and made a part hereof.

        3. TRANSFER OF TRUST CERTIFICATES. Each Trust Certificate issued hereunder and the interest in shares represented thereby shall be transferable only upon the books of the Trustees by the registered holder in person or by attorney upon surrender of the same properly endorsed or accompanied by a properly executed instrument of transfer and upon payment of any transfer taxes payable on such transfer, and in accordance with rules established for that purpose by the Trustees. Each transfer so made shall vest in the transferee all right and interest of the transferor in and under the Trust Certificate and this Agreement with respect to the number of shares which the endorsement or transfer evidences; and thereupon the Trustees will deliver, or cause to be delivered, to the person or persons entitled, a new Trust Certificate or Certificates for the number or numbers of interests in Common Shares of the Company indicated by the endorsement or instrument of transfer. Until such transfer, the Trustees may treat the registered holder of a Trust Certificate as the owner thereof for all purposes whatsoever. The transfer books for the Trust Certificates may be closed by the Trustees at any time prior to the payment or distribution of dividends or for any other purpose. Each transferee of a Trust Certificate issued hereunder shall by the acceptance of a Trust Certificate become a party hereto with like effect as though a Signing Shareholder and shall be embraced within the meaning of the terms "Trust Certificate holder" or "holder of a Trust Certificate" wherever used herein.



                                    2 of 21

        4. LOST TRUST CERTIFICATE. The holder of any Trust Certificate shall immediately notify the Trustees of any loss, destruction or mutilation of the same, and the Trustees may, in their discretion, cause a new Trust Certificate to be issued to such holder for the same number of shares either upon the surrender of the mutilated certificate or, in the case of loss or destruction, upon satisfactory proof thereof and the giving of a bond in such form and amount and with such sureties, if any, as the Trustees may require.

        5. TITLE AND RIGHTS OF TRUSTEES. Title to all Common Shares of the Company deposited hereunder shall remain vested in the Trustees, and title to any new shares deposited hereunder may be transferred to the Trustees or their nominees on the books of the Company, provided that as holders of such shares the Trustees assume no liability as shareholders of the Company, their interest therein and hereunder being as Trustees only. Nonetheless the Trustees shall, in respect of all shares so held by them, possess and be entitled to exercise, in their discretion, all rights of common shareholders of every kind and character, including, but not limited to, the right to receive dividends on said shares, the right to vote by proxy or otherwise such shares and to take part in or consent in writing or otherwise to any corporate or shareholders' action, including, but not limited to, the adoption of any amended Articles of Incorporation or regulations of the Company or any amendment to such Articles or regulations, the election of directors of the Company, the dissolution of the Company, the merger or consolidation of the Company with any other corporation, the sale or other disposition of all, or substantially all, of the assets of the Company or the creation of any new class of shares having priority over the Common Shares in respect of dividends or liquidating distributions or otherwise; except that they shall not sell, pledge, hypothecate, mortgage or place a lien or charge upon any of the shares deposited hereunder or subject hereto.

        6. DIVIDEND AND COMPARABLE RIGHTS OF TRUST CERTIFICATE HOLDER. The registered holder of each Trust Certificate shall be entitled to receive as soon as practicable after the receipt by the Trustees of each dividend on the shares hereunder, the amount of the dividend so received by the Trustees in cash or in kind upon the number of

                                    3 of 2l

Common Shares specified in each Trust Certificate; provided that the Trustees may, in their discretion, authorize and empower the Company or its dividend disbursing agent to make payment or distribution of such dividend directly to the registered holders of the outstanding Trust Certificates. However, in the event that the Company shall issue any voting shares of the Company by way of a stock split or a stock dividend then such voting shares so issuable with respect to all shares held by the Trustees shall be received and held by the Trustees and shall be deemed for all the purposes of this Agreement to have been deposited hereunder, and the Trustees shall issue to each registered holder of a Trust Certificate an additional Trust Certificate evidencing his appropriate interest in the number of voting shares so received and held. For the purposes of this Agreement, no shares having voting rights only in certain events (such as, but not limited to, the occurrence of a default in the payment of preferential dividends) shall be deemed to be voting shares.

        7. SUBSCRIPTION RIGHTS. In case any stock or other securities of the Company are offered for subscription to the holders of shares of the Company deposited hereunder, the Trustees, promptly upon receipt of notice of such offer, shall mail or deliver a copy thereof to each registered holder of a Trust Certificate. If at least five (5) days prior to the last day on which such subscription can be made, the Trustee shall receive a request from any Trust Certificate holder to subscribe in his behalf for a stated amount of such stock or securities, together with the sum of money required to pay for the same, the Trustees shall make such subscription and the necessary payment, and upon receiving from the Company the stock or securities so subscribed for, shall issue to such Trust Certificate holder a new Trust Certificate in respect thereof if the same be voting shares, but if the same not be voting shares the Trustees shall mail or deliver the stock or securities received from the Company to the Trust Certificate holder in whose behalf the subscription is made or may instruct the Company to make delivery thereof directly to said Trust Certificate holder; provided, however, that if the aggregate amount of such stock or securities which the Trustees shall be so requested to subscribe for shall exceed the total amount which the Trustees have the right to subscribe for as shareholders of the

                                    4 of 21

Company under the terms of the Company's offer, then the Trustees shall first, on behalf of each requesting Trust Certificate holder, subscribe for that amount which, under the terms of the Company's offer, he would have had the right to subscribe for if he had held directly the number of shares represented by his Trust Certificate or Certificates; and any balance of such stock or securities then additionally available for subscription by the Trustees shall be subscribed for on behalf of each additionally requesting Trust Certificate holder in the proportion which the amount of his additional request bears to the total amount of additional requests received by the Trustees.

        8. DISSOLUTION OF COMPANY. In the event of the dissolution or total or partial liquidation of the Company, whether voluntary or involuntary, the Trustees shall receive the moneys, securities, rights or property to which the holders of shares of the Company deposited hereunder are entitled and shall distribute the same among the registered holders of the Trust Certificates in proportion to their interests as shown by the Trustees' books, or the Trustees may in their discretion deposit the same with any bank or trust company doing business in Cleveland, Ohio, with instructions to distribute the same as above provided, and upon such deposit all further obligations or liabilities of the Trustees in respect of the moneys, securities, rights or property so deposited shall cease.

        9. REORGANIZATION OF COMPANY. In the event the Company is merged into or consolidated with another corporation or all or substantially all of the assets of the Company are transferred to another corporation, then and thereafter the term "Company" for all purposes of this Agreement shall be taken to include such other corporation, and the Trustees shall receive and hold under this Agreement any voting shares of such other corporation received on account of the stock held hereunder prior to such merger, consolidation or transfer. Trust Certificates issued and outstanding under this Agreement at the time of such merger, consolidation, or transfer may remain outstanding or the Trustees may, in their discretion, substitute for such Trust Certificates new Trust Certificates in appropriate form, the term "shares" as used herein shall be taken to include any stock which may be received by the Trustees in lieu of all or any part of the shares of the Company theretofore deposited hereunder.

                                    5 of 2l

        10. ACTION BY TRUSTEES. No action will be taken without the agreement of both Trustees. In the event the Trustees are unable to come to agreement, the issue will be decided by a vote of all the Trust Certificate holders, with a simple majority necessary for passage.

        11. RECEIPTS AND SAFEKEEPING. George D. Gotschall, or such other person, either corporate or individual, as the Trustees may from time to time appoint for the purpose, shall have the authority and responsibility as agent of the Trustees for receiving and safekeeping share certificates, securities and other property or money deposited with or from time to time held by the Trustees. Such person shall also be responsible for issuing Voting Trust Certificates to the shareholders and notifying the Company's transfer agent of any changes of records with respect to dividends.

        12. PRIVILEGES AND RESPONSIBILITIES OF TRUSTEES. In voting the shares deposited hereunder or in doing any act with respect to the control or management of the Company or its affairs or in otherwise acting hereunder, the Trustees shall exercise their best judgment; but they assume no responsibility in respect to any action taken by them or their agents, and no Trustee shall incur any responsibility for any error or deed of commission or omission except for his own willful misconduct. No Trustee shall be required to give any bond or other security for the discharge of his duties. Any Trustee may act as a director or officer of the Company or of any affiliated company and may vote for himself as such director or officer, and he or any company or firm with which he may be connected as shareholder, director, officer or partner or otherwise may contract with the Company or with any company or firm affiliated with it or be or become pecuniarily interested in any matter or action to which the same may be a party or in which the same may in any way be interested as fully as though he were not a Trustee. Any Trustee may be a holder of or interested in Trust Certificates issued hereunder.

        13. SUCCESSOR TRUSTEES. Each Signing Shareholder shall, after his signature, add the last initial of the ancestor of such Signing Shareholder who was a child of Charles H. Smith, Sr. A Trustee may only be removed by a writing signed by a majority in interest of the Certificate holders who are issue (including children by adoption),



                                    6 of 21
spouse or spouse of issue of the same child of Charles H. Smith, Sr. as the original named Trustee or the Trustee with respect to whom the Trustee is a successor. Any Trustee may resign in writing. Any such resignation or removal shall take effect at a time fixed in the writing not less than thirty (30) days after the same is delivered to the other Trustees or Trustee, or at such earlier time as shall be accepted by all of the Trustees. Upon any such resignation, removal or the death or incapacity of a Trustee to act, the vacancy so occurring shall be filled by a person elected by the majority in interest of the Certificate holders who are issue (including children by adoption), spouse or spouse of issue of the same child of Charles H. Smith, Sr. as the original named Trustee. Such election shall be made at a meeting called by the remaining Trustees or Trustee for that purpose by notice given to each Certificate holder eligible to vote not less than ten (10) nor more than thirty (30) days prior thereto. Each and every successor Trustee elected in accordance with this paragraph shall have the powers, duties, privileges, responsibilities and authority of an original Trustee named herein. No Trustee shall be liable for the acts or omissions of any predecessor Trustee.

        14. PERIOD OF TRUST. This Agreement shall continue in force for a period of five (5) years from the date first above written unless sooner terminated as hereinafter provided, and may be extended for an additional period of not more than ten (10) years by depositing with the Trustees on or before the expiration of the original five (5) year period either (a) an agreement of extension, which may be executed in one instrument or in several counterparts, signed by the holders of Trust Certificates representing not less than eighty-five percent (85%) of the shares deposited hereunder, or (b) a certificate signed by the Secretary of the meeting, certifying that at a meeting duly called and held for the purpose of considering such extension, at a place in Cuyahoga County, Ohio, specified in a notice given either by the Trustees, or a Trust Certificate holder, not less than ten (10) nor more than thirty (30) days prior to such meeting to each Trust Certificate holder hereunder, the holders of Trust Certificates representing not less than eighty-five percent (85%) of the shares deposited hereunder voted in favor of said extension. Such extension of this Agreement shall be binding upon all Trust Certificate

                                    7 of 21
holders. Any Trust Certificate holder shall, during reasonable business hours, have access to the books of the Trustees containing the record of the name and addresses of Trust Certificate holders and the number of shares represented by their certificates.

        15. FARLY TERMINATION. At any time during the original five (5) year period, or any extension thereof, the Trustees may terminate this trust by notice to the certificate holders, which notice shall provide for the time and manner of delivery of certificates for shares of stock of the Company upon surrender of the Trust Certificates.

        16. PARTIAL RETURN OF SHARES. At any time or times before the termination of this trust, the Trustees may return any number of shares of the Company deposited with them to a Trust Certificate holder or holders free and clear of the trust, provided that the following procedure shall be observed. The Trustees shall first notify all the Trust Certificate holders in writing of the number of shares which they intend to return. Within thirty (30) days after the receipt of such notice, each Trust Certificate holder who wishes any of his shares to be returned to him shall surrender his Trust Certificate or Certificates to the Trustees for cancellation in an amount equivalent to the number of shares he wishes returned. If the total number of shares for which Trust Certificates are so surrendered within such thirty (30) days is not more than the total number of shares the Trustees have decided to return, they shall cancel each Trust Certificate so surrendered in an amount equivalent to the number of shares to be returned to the holder of that certificate and shall cause a stock certificate or certificates for that number of shares of stock of the Company to be issued and delivered to him or his nominee. If the total number of shares for which Trust Certificates are so surrendered within such thirty (30) days is more than the total number of shares the Trustees have decided to return, they shall cancel each Trust Certificate so tendered in an amount equivalent to that proportion of the number of shares requested by that holder which the number of shares they have decided to return bears to the total number of shares requested by all Trust Certificate holders who tender their Trust Certificates. In no event before termination of the trust shall the Trustees return any shares to a certificate holder who has not tendered his Trust Certificate for cancellation.

                                    8 of 2l

        17. AMENDMENTS. If at any time the Trustees shall deem it desirable to amend this Agreement in any respect, they shall submit such amendment to the Trust Certificate holders for their approval at a meeting of such holders which shall be called for that purpose, notice of which shall be given not less than ten (10) nor more than thirty (30) days prior to such meeting, and shall state that the purpose of the meeting is to consider the amendment of this Agreement and shall be accompanied by a copy of the proposed amendment. If at such meeting the proposed amendment, or any modification thereof, shall be approved by the affirmative vote, given in person or by proxy, of the holders of Trust Certificates representing eighty-five percent (85%) or more of the shares then deposited under this Agreement, a certificate to that effect shall be signed by the Secretary of the meeting and filed with the Trustees. Upon such approval and the filing of said certificate, the amendment as so approved shall be and become a part of this Agreement and shall be binding upon all Trust Certificate holders with like force and effect as if originally incorporated herein.

        18.     DELIVERY OF SHARES ON TERMINATION.

                (a) Upon termination of this Agreement, whether by expiration of time or the act of the Trustees as hereinabove provided, the Trustees shall deliver to each Trust Certificate holder upon surrender of his Trust Certificates accompanied, if required by the Trustees, by properly executed transfers thereof to the Trustees and upon payment by such holder of any and all transfer taxes payable on such transfer, a certificate or certificates for Common Shares of the stock of the Company either registered in the name of the Trust Certificate holder or endorsed in blank or for transfer to the name of such holder or his nominee for the number of shares represented by the Trust Certificate or Certificates so surrendered.

                (b) In case, on or after the termination of this Agreement, the Trustees shall deposit with any bank or trust company in Cuyahoga County, Ohio, share certificates either properly endorsed in blank or registered in the names of holders of Trust Certificates hereunder, each for the number of Common Shares of the Company represented by a Trust Certificate outstanding, with authority in writing to the bank or

                                    9 of 21
trust company to deliver said share certificates in exchange for Trust Certificates when and as surrendered for exchange as hereinabove provided and shall give not less than ten (10) days notice thereof to all Trust Certificate holders affected thereby, then all further liability of the Trustees, and each of them, for the delivery of share certificates in exchange for Trust Certificates or otherwise hereunder shall cease.

                (c) At any annual or special meeting of the shareholders of the Company and after termination of this Agreement, the Trustees may, but shall not be required to, vote any shares of the Company then standing in their names on the books of the Company deliverable to the holders of Trust Certificates who shall not have presented their Trust Certificates for exchange as hereinabove provided.

        19. NOTICE. Each notice provided for in this Agreement shall be in writing and signed by the person giving the same or his duly authorized representative, except that a parent or guardian may sign for a minor child, and a notice by the Trustees shall be signed by not less than a majority of the Trustees then qualified to act; and each such notice shall either be delivered personally to the person to whom it is addressed or shall be mailed to him, postage prepaid, to his last known residence address, provided that personal delivery to a parent or guardian of a minor child shall be sufficient delivery to the child, and further provided that a notice to any one Trustee shall be sufficient notice to all, unless only one Trustee has received the notice and that Trustee has the same initial after his signature as does the person giving the notice.

        20. PARTIAL INVALIDITY. The invalidity or nonenforceability of any term or provision of this Agreement or of the Trust Certificates shall not in any way impair or affect the balance thereof, which shall remain in flill force and effect.

        21. OHIO LAW. This Agreement and the Trust Certificates shall be construed in accordance with and shall be governed by the laws of the State of Ohio.

        22. EXECUTION. This Agreement may be executed in any number of counterparts, each of which, when executed, shall be deemed to be an original and all of which together shall constitute but one and the same instrument; provided that this Agreement shall not become effective until and unless it shall have been so executed by

                                    10 of 21
the holders of at least 1,350,000 shares, and thereupon this Agreement shall inure to the benefit of, and be binding upon, all persons executing it and their respective heirs, executors, administrators, legatees and assigns.

        IN WITNESS WHEREOF, the Trustees have signed this Voting Trust Agreement as of the day and year first above written, and the Signing Shareholders have become parties hereto in the manner hereinbefore provided.



                                               /s/ Janice Carlson
                                              ----------------------------------
                                                   Janice Carlson


                                               /s/ Charles H. Smith III
                                              ----------------------------------
                                                   Charles H. Smith III




                                    11 of 2l

                             VOTING TRUST AGREEMENT
                    FROM FEBRUARY 1,1997 TO JANUARY 31,2002






                                                  Number of
Shareholder                                        Shares
-----------                                        ------



/s/ C.H. Smith, Jr.                                273,267         CHS
--------------------------------                ----------
C.H. Smith, Jr.



/s/ Florence Smith                                   1,500         CHS
--------------------------------                ----------
Florence Smith


National City Bank, and its successors, as trustee of Fund A-1 under the trust agreement between Rhea D. Smith and National City Bank as trustee dated December 8, 1981 as amended and restated on September 16, 1989

By: /s/ E.J. Etowski, Jr.                          112,354         CHS
--------------------------------                ----------
   Senior Vice President

National City Bank, and its successors, as trustee of Fund B under the trust agreement between Rhea D. Smith and National City Bank as trustee dated December 8,1981 as amended and restated on September 16 1989.

By: /s/ E.J. Etowski, Jr.                           41,313         CHS
--------------------------------                ----------
    Senior Vice President





                                    12 of 21

                             VOTING TRUST AGREEMENT
                    FROM FEBRUARY 1,1997 TO JANUARY 31,2002



                                            Number of
        Shareholder                          Shares
        -----------                          ------

/s/ C. H. Smith, III                          57,237          CHS
----------------------------------------    --------
C. H. Smith, III

/s/ C. H. Smith, III                           2,863          CHS
----------------------------------------    --------
C. H. Smith, III, Cust UGMA Ohio
fbo Jennifer C. Smith

/s/ C. H. Smith, III Trustee                  14,250          CHS
----------------------------------------    --------
C. H. Smith, III, TTEE U/A dtd 09/16/89
fbo Jennifer C. Smith

/s/ C. H. Smith, III                           2,738          CHS
----------------------------------------    --------
C.H. Smith, III, Cust UGMA Ohio fbo
C. Jason Smith

/s/ C. H. Smith, III  Trustee                 14,250          CHS
----------------------------------------    --------
C. H. Smith, III, TTEE U/A dtd 09/16/89
fbo C. Jason Smith


/s/ Hilda Decema Smith                         1,575          CHS
----------------------------------------    --------
Hilda Decema Smith



                                    13 of 2l

                             VOTING TRUST AGREEMENT
                    FROM FEBRUARY 1,1997 TO JANUARY 31,2002

                                              Number of
        Shareholder                             Shares
        -----------                             ------

/s/ Deborah Potantus                             59,741        CHS
--------------------------------------         --------
Deborah Potantus

/s/ Robert J. Morris, III                         9,738        CHS
--------------------------------------         --------
Robert J. Morris, III

/s/ Deborah  Potantus                             7,125        CHS
--------------------------------------         --------
Deborah  Potantus, TTEE U/A dtd
fbo Robert J. Morris, III

/s/ Robert J. Morris III                            250        CHS
--------------------------------------         --------
Robert J. Morris, III, Cust UGMA Ohio
fbo Skyler D. Morris

/s/ Ryan C. Morris                                2,613        CHS
--------------------------------------         --------
Ryan C. Morris

/s/ Deborah Potantus                             14,250        CHS
--------------------------------------         --------
Deborah Potantus  TTEE U/A dtd 09/16/89
fbo Ryan C. Morris

/s/ Deborah Potantus                              2,613        CHS
--------------------------------------         --------
Deborah Potantus, Cust UGMA Ohio
fbo Adam J. Morris

/s/ Deborah Potantus                             14,250        CHS
--------------------------------------         --------
Deborah Potantus, TTEE U/A dtd 09/16/89
fbo Adam J. Morris

/s/ Deborah Potantus                              2,613        CHS
--------------------------------------         --------
Deborah Potantus, Cust UGMA Ohio                  2,613        CHS
fbo Molly D Morris                             --------

/s/ Deborah Potantus                             14,250        CHS
--------------------------------------         --------
Deborah Potantus, TTEE /A dta 09/16/89
fbo Molly D. Morris



                                    14 of 21

                             VOTING TRUST AGREEMENT
                    FROM FEBRUARY 1, 1997 TO JANUARY 31, 2002

                                            NUMBER
       SHAREHOLDER                         OF SHARES
       -----------                         ---------

/s/ Robert J. Morris, Jr.                       225        CHS
------------------------------              -------
Robert J. Morris, Jr.





                                    15 of 2l

                             VOTING TRUST AGREEMENT
                   FROM FEBRUARY 1,1997 TO JANUARY 31, 2002


                                              Number of
        Shareholder                             Shares
        -----------                             ------

/s/ Hudson D. Smith                             67,250              CHS
--------------------------------------         --------
Hudson D. Smith

/s/ Deborah Ann Smith                            2,205              CHS
--------------------------------------         --------
Deborah Ann Smith


/s/ Hudson D. Smith                              2,426              CHS
--------------------------------------         --------
Hudson D. Smith, Cust for UGMA Ohio fbo
Hudson D. Smith, Jr.

/s/ Hudson D. Smith                             15,000              CHS
--------------------------------------         --------
Hudson D. Smith, TTEE U/A dtd 09/16/89
fbo Hudson D. Smith

/s/ Hudson D. Smith                              2,426              CHS
--------------------------------------         --------
Hudson D. Smith,Cust UGMA Ohio
fbo Cynthia Rhea Smith

/s/ Hudson D. Smith                             15,000              CHS
--------------------------------------         --------
Hudson D. Smith,TTEE U/A dtd 09/16/89
fbo Cynthia Rhea Smith

/s/ Hudson D. Smith                              2,426              CHS
--------------------------------------         --------
Hudson D. Smith,Cust UGMA Ohio fbo
Christina Halle Smith

/s/ Hudson D. Smith                             15,000              CHS
--------------------------------------         --------
Hudson D. Smith,TTEE U/A dtd 09/16/89
fbo Christina Halle Smith


                                                          signed on Jan. 7, 1997

                                    16 of 21

                             VOTING TRUST AGREEMENT
                   FROM FEBRUARY 1,1997 TO JANUARY 31, 2002


                                              Number of
        Shareholder                             Shares
        -----------                             ------

/s/ Phyllis S. Gotschall                        433,719             PSG
--------------------------------------         --------
Phyllis S. Gotschall, TTEE U/TR dtd 6/24/87
Phyllis S. Gotschall,Grantor

/s/ George D. Gotschall                         137,588             PSG
--------------------------------------         --------
George D. Gotschall, TTEE, U/TR  dtd 6/24/87
George D. Gotschall, Grantor

/s/ Jeffrey P. Gotschall                         87,755             PSG
--------------------------------------         --------
Jeffrey P. Gotschall

/s/ Dianne Gotschall                                400             PSG
--------------------------------------         --------
Dianne Gotschall

/s/ Judith A. Gotschall                           3,375             PSG
--------------------------------------         --------
Judith A. Gotschall

/s/ Jeffrey P. Gotschall                          3,375             PSG
--------------------------------------         --------
Jeffrey P. Gotschall, Cust UGMA Ohio
fbo Andrew C Gotschall

/s/ Jeffrey P. Gotschall                          3,375             PSG
--------------------------------------         --------
Jeffrey P. Gotschall, Cust UGMA Ohio
fbo Charles H. Gotschall

/s/ Craig Ramsey                                    400             PSG
--------------------------------------         --------
Craig Ramsey

/s/ Jeffrey P. Gotschall                            400             PSG
--------------------------------------         --------
Jeffrey P. Gotschall, Cust UGMA Ohio
fbo Alison Ramsey




                                    17 of 21

                             VOTING TRUST AGREEMENT
                   FROM FEBRUARY 1,1997 TO JANUARY 31, 2002


                                              Number of
        Shareholder                             Shares
        -----------                             ------

/s/ Janice G. Carlson                            59,099             PSG
--------------------------------------         --------
Janice G. Carlson

/s/ Christie L. Fulcher                           3,375             PSG
--------------------------------------         --------
Christie L. Fulcher

/s/ Janice G. Carlson                             2,633             PSG
--------------------------------------         --------
Janice G. Carlson, Cust UGMA Ohio
fbo David E. Fulcher

/s/ Laura G. Gifford                             51,844             PSG
--------------------------------------         --------
Laura G. Gifford


/s/ Laura G. Gifford                              9,450             PSG
--------------------------------------         --------
Laura G. Gifford, Cust UGMA Ohio
fbo Robert V. Gifford, Jr.






                                    18 of 21

                             VOTING TRUST AGREEMENT
                   FROM FEBRUARY 1,1997 TO JANUARY 31, 2002


                                              Number of
        Shareholder                             Shares
        -----------                             ------

National City Bank TTEE U/A
FRW/CHS #33-3443034                            171,202              CHS
                                               -------

By /s/ E.J. Etowski, Jr.
  --------------------------
  SENIOR VICE PRESIDENT


National City Bank TTEE U/A                    171,207              PSG
FRW/PSG #33-3443026                            -------



By /s/ E.J. Etowski, Jr.
  --------------------------
  SENIOR VICE PRESIDENT



                                    19 of 21

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                                    20 of 21

                             VOTING TRUST AGREEMENT
                    FROM FEBRUARY 1,1997 TO JANUARY 31,2002


                                              Number of
        Shareholder                             Shares
        -----------                             ------

Charles Henry Smith, Sr. Foundation             77,963
                                                ------

By /s/ C.H. Smith, Jr.
  ---------------------------------
C.H. Smith, Jr., President


/s/ Phyllis S. Gotschall
-----------------------------------
Phyllis S. Gotschall, Vice President

/s/ Marilyn F. Scott
-----------------------------------
Marilyn F. Scott, Vice President

/s/ George D. Gotschall
-----------------------------------
George D. Gotschall, Secretary-Treasurer


                                     21 of 2l

                                    SUMMARY
                     VOTING TRUST CERTIFICATE DISTRIBUTION
                                FEBRUARY 1, 1997


--------------------------------------------------------------------------------
Individual               Shares        Subtotal        Total          %
--------------------------------------------------------------------------------
C.H. Smith, Jr.          273,267
--------------------------------------------------------------------------------
Florence Smith             1,500
--------------------------------------------------------------------------------
National City Bank
Fund A RDS               112,354
--------------------------------------------------------------------------------
National City Bank
Fund B RDS                41,313
--------------------------------------------------------------------------------
FRW Trust, CHS           171,202
--------------------------------------------------------------------------------
Subtotal Beneficial
Family                                 599,636                        11.70%
--------------------------------------------------------------------------------
C.H. Smith, III           57,237
--------------------------------------------------------------------------------
Hilda Smith                1,575
--------------------------------------------------------------------------------
Jennifer C. Smith (Cust)   2,863
--------------------------------------------------------------------------------
Jennifer C. Smith (TTEE)  14,250
--------------------------------------------------------------------------------
C. Jason Smith (Cust)      2,738
--------------------------------------------------------------------------------
C. Jason Smith (TTEE)     14,250
--------------------------------------------------------------------------------
Deborah Potantus          59,741
--------------------------------------------------------------------------------
Robert J. Morris, Jr.        225
--------------------------------------------------------------------------------
Robert J. Morris, III      9,738
--------------------------------------------------------------------------------
Robert J. Morris, III
 (TTEE)                    7,125
--------------------------------------------------------------------------------
Skyler D. Morris             250
--------------------------------------------------------------------------------
Ryan C. Morris             2,613
--------------------------------------------------------------------------------
Ryan C. Morris (TTEE)     14,250
--------------------------------------------------------------------------------
Adam J. Morris (Cust)      2,613
--------------------------------------------------------------------------------
Adam J. Morris (TTEE)     14,250
--------------------------------------------------------------------------------
Molly D. Morris (Cust)     2,613
--------------------------------------------------------------------------------
Molly D. Morris (TTEE)    14,250
--------------------------------------------------------------------------------
Hudson D. Smith           67,250
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Deborah Ann Smith             2,205
--------------------------------------------------------------------------------
Hudson D. Smith, Jr. (Cust)   2,426
--------------------------------------------------------------------------------
Hudson D. Smith, Jr. (TTEE)  15,000
--------------------------------------------------------------------------------
Cynthia Rhea Smith (Cust)     2,426
--------------------------------------------------------------------------------
Cynthia Rhea Smith (TTEE)    15,000
--------------------------------------------------------------------------------
Christina Halle Smith (Cust)  2,426
--------------------------------------------------------------------------------
Christina Halle Smith (TTEE) 15,000
--------------------------------------------------------------------------------
Subtotal Other Family                      342,314                         6.68%
--------------------------------------------------------------------------------
Total Smith Family                                        941,950         18.37%
--------------------------------------------------------------------------------
Phyllis S. Gotschall (TTEE) 433,719
--------------------------------------------------------------------------------
George D. Gotschall (TTEE)  137,588
--------------------------------------------------------------------------------
FRW Trust, PSG              171,207
--------------------------------------------------------------------------------
Subtotal Beneficial Holdings               742,514                        14.48%
--------------------------------------------------------------------------------
Jeffrey P. Gotshall          87,755
--------------------------------------------------------------------------------
Janice G. Carlson            59,099
--------------------------------------------------------------------------------
Laura G. Gifford             51,844
--------------------------------------------------------------------------------
Dianne Gotschall                400
--------------------------------------------------------------------------------
Chiistie L. Fulcher           3,375
--------------------------------------------------------------------------------
David E. Fulcher (Cust)       2,633
--------------------------------------------------------------------------------
Judith A. Gotschall           3,375
--------------------------------------------------------------------------------
Andrew C. Gotschall (Cust)    3,375
--------------------------------------------------------------------------------
Charles H. Gotschall (Cust)   3,375
--------------------------------------------------------------------------------
Robert V. Gifford Jr. (Cust)  9,450
--------------------------------------------------------------------------------
Craig Ramsey                    400
--------------------------------------------------------------------------------
Alison Ramsey (Cust)            400
--------------------------------------------------------------------------------
Subtotal Other Family                      225,481                         4.40%
--------------------------------------------------------------------------------
Total Gotshall Family                                     967,995         18.88%
--------------------------------------------------------------------------------
CHS Sr. Foundation                          77,963                         1.52%
--------------------------------------------------------------------------------
Grand Total Voting Trust                                1,987,908         38.77%
--------------------------------------------------------------------------------

Total Shares as of 11/01/96    5,127,000